Exhibit 10.2
AMENDMENT NO. 1 TO CREDIT AGREEMENT
          This AMENDMENT NO. 1 TO CREDIT AGREEMENT (the “Agreement”) is dated as of December 29, 2005 by and among Stericycle, Inc., a Delaware corporation (the “Company”), Stericycle International, Ltd. (the “Designated Borrower”), the Subsidiaries of the Company named as signatories hereto (collectively, the “Subsidiary Guarantors”), the financial institutions from time to time party to the Credit Agreement referred to and defined below (collectively, the “Lenders”), the “New Lender” referred to and defined below, Bank of America, N.A. and Comerica Bank, as letter of credit issuers (in such capacity, the “L/C Issuers”), Bank of America, N.A., as swingline lender (in such capacity, the “Swing Line Lender”) and Bank of America, N.A., as representative of the L/C Issuers and Lenders party to the Credit Agreement referred to and defined below (in such capacity, the “Administrative Agent”). Undefined capitalized terms used herein shall have the meanings ascribed to such terms in such Credit Agreement referred to and defined below.
W I T N E S S E T H:
          WHEREAS, the Company, the Designated Borrower, the Lenders, the L/C Issuers, the Administrative Agent, JPMorgan Chase Bank, N.A., as Syndication Agent, and Fortis Capital Corp. and Calyon-New York Branch, as Co-Documentation Agents, have entered into that certain Credit Agreement dated as of June 30, 2005 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed to provide, subject to the terms and conditions contained therein, certain loans and other financial accommodations to the Company, the Designated Borrower and the other “Designated Borrowers” from time to time party thereto;
          WHEREAS, the Company has requested that the Administrative Agent, the L/C Issuers and the Lenders amend the Credit Agreement to, among other things, (i) increase the Letter of Credit Sublimit from $125,000,000 to $150,000,000, (ii) increase the amount by which the Aggregate Commitment can be increased pursuant to Section 2.15 of the Credit Agreement from $50,000,000 to $250,000,000 and (iii) amend Section 7.10 of the Credit Agreement to remove certain restrictions on the ability of the Designated Borrower to refinance Indebtedness incurred or assumed by it to finance, directly or indirectly, the acquisition of shares in the Designated Borrower or any of its Subsidiaries and, subject to the terms and conditions of this Agreement, the Administrative Agent, the L/C Issuers and the Lenders hereby agree to such amendments to the Credit Agreement;
          WHEREAS, immediately upon the effectiveness of the amendments to the Credit Agreement contemplated in this Agreement, the Company has requested that (i) the Aggregate Commitment be increased by $150,000,000 from $400,000,000 to $550,000,000 (the “Increase”) and (ii) Citibank, N.A. (the “New Lender”) become party to the Credit Agreement as a “Lender” (the “Joinder”) pursuant to Section 2.15 of the Credit Agreement; and
          WHEREAS, in connection with the Increase and the Joinder, (i) each Lender which has an Applicable Percentage, as in effect immediately prior to giving effect to the amendments and the Increase contemplated by this Agreement, that is greater than its Applicable Percentage proposed pursuant to this Agreement to be in effect immediately after giving effect to such amendments and such Increase (the “Assignor Lenders”) desires to sell and assign to the New Lender and each other Lender which has an Applicable Percentage, as in effect immediately prior to giving effect to the amendments and the Increase contemplated by this Agreement, that is less than its Applicable Percentage proposed pursuant to this Agreement to be in effect immediately after giving effect to such amendments and such Increase (together with the New Lender, the “Assignee Lenders”), and each Assignee Lender desires to purchase and acquire from each Assignor Lender, portions of the interests in the outstanding Loans and L/C Obligations of each such Assignor Lender as constituted immediately prior to the effectiveness of the Increase as may be necessary to result in all Lenders’ holding shares of such interests consistent with such proposed resulting Applicable Percentage and (ii) the Lenders have agreed to reallocate their Commitments, in each case, in accordance with the terms of this Agreement.
          NOW, THEREFORE, in consideration of the foregoing premises, the terms and conditions stated herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Company, the Designated Borrower, the Subsidiary Guarantors, the L/C Issuers, the Swing Line Lender, the Lenders, the New Lender and the Administrative Agent, such parties hereby agree as follows:
          1.     Amendments to the Credit Agreement. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Agreement, the Credit Agreement is hereby amended as follows:
          (a) The defined term “Letter of Credit Sublimit” set forth Section 1.01 of the Credit Agreement is hereby amended to delete the reference to the dollar amount $125,000,000” set forth in such defined term and to replace such dollar amount with the dollar amount “$150,000,000.”
          (b) Section 2.15(a) of the Credit Agreement is hereby amended to delete the reference to the dollar amount “$50,000,000” set forth in the first sentence of such section and to replace such dollar amount with the dollar amount “$250,000,000.”
          (c) Section 2.15(a) of the Credit Agreement is hereby further amended to delete the reference to the number amount “two” set forth in clause (ii) of the proviso to the first sentence of such section and to replace such number with the number “three.”
          (d) Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
                    7.10     Use of Proceeds. Other than to the extent permitted under Section 7.06, use the proceeds of any Credit Extension, whether directly or indirectly, and whether immediately, incidentally or ultimately, to purchase or carry margin stock (within the meaning of Regulation U of the FRB) or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose.

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          2.     Increase in the Aggregate Commitment. Subject to the satisfaction of each of the conditions set forth in Section 3 of this Agreement and immediately after giving effect to the provisions of Section 1 of this Agreement, the parties hereto agree as follows notwithstanding anything in Section 2.15 of the Credit Agreement to the contrary:
          (a)     The Aggregate Commitment is increased by $150,000,000 from $400,000,000 to $550,000,000 and, subject to the terms and conditions of this Agreement, such increase shall be deemed to have been effected in compliance with Section 2.15. After giving effect to the amendments effected pursuant to Section 1 of this Agreement and the foregoing increase, the Company may from time to time request, pursuant to Section 2.15, further increases in the aggregate commitments by an amount (for all further requests) not exceeding $100,000,000; provided that (i) any such request for an additional increase shall be in a minimum amount of $25,000,000 and (ii) the Company may make a maximum of two more such requests.
          (b)     The Assignee shall become a party to the Credit Agreement as a “Lender” and shall have all of the rights and obligations of a Lender thereunder and shall thereupon have a Commitment and an Applicable Percentage under and for purposes of the Credit Agreement in the amounts set forth opposite the New Lender’s name on Schedule I hereof. The Administrative Agent acknowledges that this Agreement constitutes a joinder agreement in form and substance acceptable to the Administrative Agent pursuant to Section 2.15(c) of the Credit Agreement and each of the parties hereto hereby approve the New Lender as an Eligible Assignee under the Credit Agreement.
          (c)     Each of the Assignor Lenders hereby sells and assigns to the Assignee Lenders, and each of the Assignee Lenders hereby purchases and assumes from each of the Assignor Lenders, ratable portions of each Assignor Lender’s interests in the outstanding Loans and the L/C Obligations (collectively the “Interests”), and each of the Lenders and the New Lender hereby agrees to reallocate among themselves their respective Commitments and interests in the outstanding Loans and L/C Obligations, in each case such that after giving effect to such sales, assignments, purchases, assumptions and reallocations contemplated in this paragraph, each Lender and the New Lender shall have the resulting Commitments and Applicable Percentages as are set forth on Schedule I opposite such Person’s name therein. In addition, the Lenders’ risk participations in outstanding L/C Obligations and Swing Line Loans shall be reallocated among the Lenders and the New Lender in such a manner as may be necessary to result in such participations being held ratably in accordance with such revised Applicable Percentages. The sales, assignments, purchases, assumptions and reallocations to be effected pursuant to this paragraph shall be without recourse to, or representation or warranty (except as expressly provided in this Agreement) by, any of the Lenders or the New Lender. As consideration for such sales, assignments, purchases, assumptions and reallocations, each Assignee Lender shall pay to the Administrative Agent, by wire transfer of immediately available funds, the positive amount set forth beside such Assignee Lender’s name on Schedule I under the heading “Change in Outstandings”, and, upon receipt of such amounts, the Administrative Agent shall pay to each Assignor Lender the negative amounts set forth beside each Assignor Lender’s name Schedule I under the heading “Change in Outstandings.”

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          (d)     Each of the Assignor Lenders (i) represents and warrants that it is the legal and beneficial owner of the Interests being sold and assigned by it hereunder and that such Interests are free and clear of any Liens or any adverse claims; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made by any the Company or any of its Affiliates in or in connection this Agreement or the Credit Agreement; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or its Affiliates or the performance or observance by the Company or its Affiliates of any of their respective obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.
          (e)     The Company hereby agrees to compensate each Lender and the New Lender, in immediate available funds on date of this Agreement, for any losses, expenses and liabilities incurred by such Lender or New Lender in connection with the sales, assignments, purchases, assumptions and reallocations contemplated by this Agreement with respect to any Eurocurrency Rate Loan subject to such transactions.
          (f)     The New Lender hereby (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as contractual representative on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
          (g)     The Administrative Agent shall make all payments under the Credit Agreement in respect of the Interests and other interests under the Credit Agreement assigned or reallocated hereby and the Commitments and Applicable Percentages as reallocated hereby (including all payments of principal, interest and fees with respect thereto).
          (h)     Schedule 2.01 of the Credit Agreement shall be amended and restated in its entirety as Schedule I hereto.
          3.     Effectiveness of this Agreement; Conditions Precedent. The provisions of Sections 1 and 2 of this Agreement shall be effective upon the Administrative Agent’s receipt of:
          (a)     an originally-executed counterpart (or facsimile thereof) of this Agreement duly executed and delivered by authorized officers of the Company, the Designated Borrower, the L/C Issuers, the Swing Line Lender, the Subsidiary Guarantors, the New Lender and each other Lender;

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          (b)     Notes, in form and substance acceptable to the Administrative Agent, made payable to each Lender (including the New Lender) whose Commitment is increased pursuant to this Agreement that requests a Note reflecting its Commitment, as amended hereby;
          (c)     a certificate signed by an officer of the Company and the Designated Borrower, dated as of the date hereof, certifying (i) the currency and authenticity of the resolutions of the board of directors (or the equivalent thereof) of such Person authorizing its execution and delivery of this Agreement and the performance hereof and of the Credit Agreement as to be amended hereby and (ii) that, both before and after giving effect to the increase in the Aggregate Commitment contemplated by Section 2 of this Agreement, (A) the representations and warranties of such Person contained in Article V of the Credit Agreement and the other Loan Documents to which such Person is a party are true and correct as of the date hereof (except (1) to the extent that such representations and warranties specifically refer to an earlier date, in which case they refer to an earlier date and (2) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to such subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement) and (B) no Default exists;
          (d)     an opinion letter of Johnson & Colmar, counsel for the Company, addressing matters related to this Agreement and the Credit Agreement as amended by this Agreement;
          (e)     a good standing certificate of the Company certified as a recent date by the Secretary of State of the State of Delaware;
          (f)     evidence that all of the payments required to be made by the Assignee Lenders under Section 2(e) hereof have been made; and
          (g)     payment in full from the Company, in immediately available funds, of (i) a commitment increase fee payable to each Lender (including, without limitation, the New Lender) in an amount equal to 0.125% of the amount, if any, by which such Lender’s Commitment is to be increased pursuant to this Agreement and (ii) the arrangement fee required under that certain letter agreement dated the date hereof by and among Bank of America, N.A., Banc of America Securities LLC, and the Company, all of which aforementioned fees shall be fully earned and non-refundable when due and payable (collectively, the “Amendment Fees”).
          4.     Representations, Warranties and Covenants.
          (a)     Each of the Company, the Designated Borrower and each Subsidiary Guarantor hereby represents and warrants that this Agreement and the Credit Agreement, as applicable, constitute the legal, valid and binding obligations of such Person enforceable against such Person in accordance with their terms.
          (b)     Each of the Company, the Designated Borrower and each Subsidiary Guarantor hereby represents and warrants that its execution, delivery and performance of

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this Agreement and the Credit Agreement, as applicable, have been duly authorized by all proper corporate action, do not violate any provision of its certificate of incorporation or bylaws, will not violate any law, regulation, court order or writ applicable to it, and will not require the approval or consent of any governmental agency, or of any other third party under the terms of any contract or agreement to which such Person or any such Person’s Affiliates is bound.
          (c)     Each of the Company and the Designated Borrower hereby represents and warrants that, before and after giving effect to the provisions of this Agreement, (i) no Default or Event of Default has occurred and is continuing or will have occurred and be continuing and (ii) all of the representations and warranties of the Company and the Designated Borrower contained in the Credit Agreement and in each other Loan Document (other than representations and warranties which, in accordance with their express terms, are made only as of an earlier specified date) are, and will be, true and correct as of the date of the Company’s or the Designated Borrower’s, as applicable, execution and delivery hereof or thereof in all material respects as though made on and as of such date.
          (d)     The Company hereby agrees to pay the Amendment Fees to the Administrative Agent, for the benefit of the Lenders, and to the Administrative Agent, for the Arranger’s sole account, upon the Company’s execution and delivery of this Agreement.
          5.     Reaffirmation, Ratification and Acknowledgment; Reservation. The Company, the Designated Borrower and each Subsidiary Guarantor hereby (a) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each Loan Document to which it is a party, (b) agrees and acknowledges that such ratification and reaffirmation is not a condition to the continued effectiveness of such Loan Documents, and (c) agrees that neither such ratification and reaffirmation, nor the Administrative Agent’s, any L/C Issuer’s, the Swing Line Lender’s or any Lender’s solicitation of such ratification and reaffirmation, constitutes a course of dealing giving rise to any obligation or condition requiring a similar or any other ratification or reaffirmation from the Company, the Designated Borrower or such Subsidiary Guarantors with respect to any subsequent modifications to the Credit Agreement or the other Loan Documents. The Credit Agreement is in all respects ratified and confirmed. Each of the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Neither the execution, delivery nor effectiveness of this Agreement shall operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, or of any Default or Event of Default (whether or not known to the Administrative Agent, the L/C Issuers, the Swing Line Lender or the Lenders), under any of the Loan Documents, all of which rights, powers and remedies, with respect to any such Default or Event of Default or otherwise, are hereby expressly reserved by the Administrative Agent, the L/C Issuers, the Swing Line Lender and the Lenders. This Agreement shall constitute a Loan Document for purposes of the Credit Agreement.
          6.     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS.

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          7.     Administrative Agent’s Expenses. The Company hereby agrees to promptly reimburse the Administrative Agent for all of the reasonable out-of-pocket expenses, including, without limitation, attorneys’ and paralegals’ fees, it has heretofore or hereafter incurred or incurs in connection with the preparation, negotiation and execution of this Agreement and the related Loan Documents.
          8.     Counterparts. This Agreement may be executed in counterparts, each of which shall be an original and all of which together shall constitute one and the same agreement among the parties.
          9.     Service of Process. Each of the Designated Borrower and White Rose Environmental Limited hereby appoints the Company as its agent for any service of process relating to any proceedings in any Federal or State court located in the State of Illinois arising out of or in connection with any Loan Document to which such Person is party and the Company hereby accepts such appointment.
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          IN WITNESS WHEREOF, this Agreement has been duly executed as of the day and year first above written.

STERICYCLE, INC., as the Company
By:	/s/ Frank J.M. ten Brink
	Name:	Frank J.M. ten Brink
	Title:	Executive Vice President and Chief Financial Officer

STERICYCLE INTERNATIONAL, LTD., as the a Designated Borrower
By:	/s/ Frank J.M. ten Brink
	Name:	Frank J.M. ten Brink
	Title:	Director

STERICYCLE INTERNATIONAL, LLC, as a Subsidiary Guarantor
By:	/s/ Frank J.M. ten Brink
	Name:	Frank J.M. ten Brink
	Title:	Vice President and Manager

WHITE ROSE ENVIRONMENTAL LIMITED, as a Subsidiary Guarantor
By:	/s/ Frank J.M. ten Brink
	Name:	Frank J.M. ten Brink
	Title:	Director

BANK OF AMERICA, N.A., as a Lender, an L/C Issuer and as Swing Line Lender
By:	/s/ Richard D. Hill, Jr.
	Name:	Richard D. Hill, Jr.
	Title:	Managing Director

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Paul L. Folino
	Name:	Paul L. Folino
	Title:	Assistant Vice President

CITIBANK, N.A., as the New Lender
By:	/s/ James M. Buchanan
	Name:	James M. Buchanan
	Title:	Vice President

JPMORGAN CHASE BANK, N.A., as a Lender
By:
Name:
Title:

FORTIS CAPITAL CORP., as a Lender
By:	/s/ Trond Rokholt
	Name:	Trond Rokholt
	Title:	Managing Director

U. S. BANK NATIONAL ASSOCIATION, as a Lender
By:	/s/ Kathleen D. Schurr
	Name:	Kathleen D. Schurr
	Title:	Vice President

UBS AG, STAMFORD BRANCH, as a Lender
By:	/s/ Joselin Fernandez
	Name:	Joselin Fernandez
	Title:	Associate Director, Banking Products Services, US

By:	/s/ Doris Mesa
	Name:	Doris Mesa
	Title:	Associate Director, Banking Products Services, US

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ F. Frank Herrera
	Name:	F. Frank Herrera
	Title:	Director

AIB DEBT MANAGEMENT LIMITED, as a Lender
By:	/s/ Rima Terradista
	Name:	Rima Terradista
	Title:	Co-Head Leverage Finance, Director of corporate Banking North America

COMERICA BANK, as a Lender and as an L/C Issuer
By:	/s/ Felicia M. Maxwell
	Name:	Felicia M. Maxwell
	Title:	Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Rhomes Ritter
	Name:	Rhomes Ritter
	Title:	Vice President

THE NORTHERN TRUST COMPANY, as a Lender
By:	/s/ Jeffrey P. Sullivan
	Name:	Jeffrey P. Sullivan
	Title:	Vice President

HARRIS N.A., as a Lender
By:	/s/ Patrick McDonnell
	Name:	Patrick McDonnell
	Title:	Managing Director

FIFTH THIRD BANK (CHICAGO), as a Lender
By:	/s/ Joseph A. Wernhoff
	Name:	Joseph A. Wernhoff
	Title:	Vice President

Schedule I to Amendment No. 1 to Credit Agreement
COMMITMENTS, APPLICABLE PERCENTAGES, ETC.

		Applicable	Change in
Lender	Commitment	Percentage	Outstandings
Bank of America, N.A.
Fortis Capital Corp.
AIB Debt Management Limited
JPMorgan Chase Bank, N.A.
UBS Loan Finance LLC
Calyon New York Branch
Comerica Bank
The Northern Trust Company
Harris N.A.
Fifth Third Bank (Chicago)
U.S. Bank National Association
Wells Fargo Bank, National Association
Citibank, N.A.
Total:	$550,000,000.00	100.000000000%	$0.00